UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2019
____________________

NEW FRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

____________________

Cayman Islands	001-38562	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23rd Floor, 299 QRC

287-299 Queen’s Road Central

Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 852-6491-9230

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one warrant	NFC.U	New York Stock Exchange
Class A Ordinary Shares, $0.0001 par value	NFC	New York Stock Exchange
Warrants, each exercisable for one Class A ordinary share	NFC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

In connection with the previously announced Business Combination (the “Business Combination”) between New Frontier Corporation (the “Company”) and United Family Healthcare (“UFH”), on October 25, 2019, the Company and UFH issued a press release announcing certain financial results for UFH for the six months ended June 30, 2019. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company has filed a preliminary proxy statement of the Company with the U.S. Securities and Exchange Commission (the “SEC”). The Company will mail a definitive proxy statement and other relevant documents to its shareholders when available. The Company’s shareholders and other interested persons are advised to read, the preliminary proxy statement and, when available, the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about the Company, UFH and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to shareholders of the Company as of a record date to be established for voting on the Business Combination. Shareholders may obtain copies of the preliminary proxy statement, and, when available, will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: New Frontier Corporation, 23rd Floor, 299 QRC 287-299, Queen’s Road Central, Hong Kong, Attention: Harry Chang, or by telephone at (852) 3703-3251

Participants in the Solicitation

The Company and UFH and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Business Combination. Information about such persons, including their name and a description of their interests in the Company, UFH and the Business Combination, as applicable, are set forth in the proxy statement for the Business Combination, when it becomes available. The proxy statement will be available free of charge at the SEC’s website at www.sec.gov, or by directing a request to: New Frontier Corporation, 23rd Floor, 299 QRC 287-299, Queen’s Road Central, Hong Kong, Attention: Harry Chang, or by telephone at (852) 3703-3251.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit Number	Description
99.1	Press Release dated October 25, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

New Frontier Corporation

	By:	/s/ Carl Wu
Dated: October 25, 2019		Name: Carl Wu
Title: Chief Executive Officer